FRIEDMAN BILLINGS RAMSEY®

CAPITAL FOR YOUR CONQUEST

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

2004 November

FRIEDMAN BILLINGS RAMSEY®

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to Friedman, Billings, Ramsey Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services1 are provided by Friedman, Billings, Ramsey & Co., Inc. (FBR & Co.), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by Friedman, Billings, Ramsey International, Ltd. (FBRIL). FBR & Co. and FBRIS are broker-dealers registered with the SEC and are members of the NASD. FBRIL, based in the U.K, is regulated by the Financial Services Authority. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., and Money Management Advisers, Inc., which are investment advisers registered with the SEC. Trust services, including mutual fund custody and administration, are provided by FBR National Trust Company.

On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. merged with FBR Asset Investment Corporation, a real estate investment trust (“REIT”) managed by FBR prior to the merger.The merged company, Friedman, Billings, Ramsey Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

For additional important information, please visit our website, www.fbr.com.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled “Risk Factors.” The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K, as well as, the Forms 10-Q and 8-K filed subsequent to the forms 10-K, should be read for a complete understanding of our business and the risks associated with that business.

1. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

Investor Presentation

November 2004

FBR is a top ten investment bank 1 Listed on the New York Stock Exchange (NYSE: FBR) Market cap of $3.1 billion 2 Annualized dividend: $1.36; yield of 7.4% 2 Special dividend: $0.12 (June 2004)

FRIEDMAN BILLINGS RAMSEY®

Introduction

Book value per share of $9.26 3 Equity of $1.5 billion; total assets of $12.3 billion 3 Over 665 full-time employees in 16 offices 3 Focused on 8 specific industry sectors

Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR)

REIT Election

Mortgage-Backed Securities Merchant Banking

FBR Taxable REIT Subsidiary (“TRS”) Holdings, Inc.

Full Taxpayer

FBR National Trust Company

Trust Services

Friedman, Billings, Ramsey & Co., Inc.

Investment Banking Institutional Brokerage Research 5

Friedman, Billings, Ramsey International, Ltd.

European Operations

FBR Investment Services, Inc.

FBR Direct Online Brokerage

FBR Investment Management, Inc.

Hedge Funds Private Equity

FBR Fund Advisers, Inc.

Mutual Funds

1. See page 10.

2. 11/23/04 closing price of $18.41.

3. As of 9/30/04.

5. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

Investor Presentation November 2004 Page 2

187 Institutional Brokers, Traders and Sales Traders Market-maker in over 550 equity and debt securities Cover over 1,000 institutional investors

Research 2

47 Senior Analysts Department total 129 Over 535 companies under coverage

FRIEDMAN BILLINGS RAMSEY®

Business Overview

Taxable Subsidiaries (TRSs) (3 Profit Centers and Research)

Investment Banking 1

Over 155 Investment Banking personnel 8 focused industry sectors

Consumer

Diversified Industrials Energy Financial Institutions Healthcare Insurance Real Estate Technology, Media & Telecommunications

Top 10 lead underwriter through 9/30/04: 3

79 transactions with $12.4B in total transaction value 42 lead and sole managed public / private transactions 12 M&A and Advisory assignments $6.9 B of Asset-Backed Securitizations (ABS)

Institutional Brokerage 1 Sales & Trading

Consumer

Diversified Industrials Energy Financial Institutions Healthcare Insurance Real Estate Technology, Media & Telecom

Fixed-Income and ABS Research Coverage

Asset Management

Hedge funds Equity mutual funds Fixed income mutual funds Tax-exempt funds Money market funds Private equity Venture capital Private client group

Restricted 144 stock sales Financial planning/ trust & estate services Hedging & monetization Employee stock option management Cash management

REIT Principal Activities (2 Profit Centers)

Mortgage-Backed Securities

Assets of $10.9 billion, as of September 30, 2004

Mortgage-backed securities guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae (GSEs) Portfolio composition 1/1 Arms and 3/1 and 5/1 Hybrid ARMs Dedicated $12 billion funding source

Merchant Banking $342 million long-term investment portfolio as of September 30, 2004 16 Merchant Banking investments funded with FBR Group equity

Preferred and common equity Senior secured and mezzanine loans Interest in proprietary funds Direct assets

1. Headcount numbers and companies covered approximate as of September 30, 2004.

2. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

3. Source Dealogic; see page 10.

Investor Presentation November 2004 Page 3

Greater than 35% compound annual revenue growth rate since 1992 Record first nine months of 2004

FRIEDMAN BILLINGS RAMSEY®

Highlights

Unique capital markets investment and distribution franchise

Founded in 1989, the only independent publicly owned underwriter formed since 1972

Record total revenue: $754 million

Record earnings: $263 million ($1.56 per share—diluted) Net income profit margin of 40.9% Annualized ROE of 22.6%

Most efficient platform in broker/ dealer industry as measured by net income and revenue per employee Significant new business opportunities in investment banking, fixed income capital markets and asset management

$20 $22 $25 $12

$72 $81 $67 $213

$117 $120 $89 $515

$105

A. G. Edwards

Stifel Financial Corp

SWS Group

Raymond James

Legg Mason

Jefferies Group

Morgan Stanley

(thousands of dollars—Itm)

Merrill Lynch

Lehman Brothers

Net Income Per Employee

Bear Stearns

Goldman Sachs

Frisedman Billings Ramsey

Average Investment Bank

Investor Presentation November 2004 Page 4

#1 lead managing underwriter in aftermarket performance 1

#1 lead managing underwriter of companies valued $1 billion and under 2 #3 lead managing underwriter in 2003 for IPOs across all industries 3 Top ten equity underwriter — $7.2 billion of lead or sole-managed new capital raised this year 2 Market leader in innovative transaction structures (144A, private block secondaries, public corporate formations)

FRIEDMAN BILLINGS RAMSEY®

Investment and Distribution Franchise

Fundamental valuation approach

Premier investment banking/institutional brokerage platform

Superior proprietary investment returns also drives growth in fees

28% IRR since inception

Investment banking fees associated with portfolio companies have totaled over $344 million since January 1, 2001

Top tier asset management products $92.2

$68.5 $47.8 $35.2 $184.6 $231.8

19992000200120022003 2004 – Q3 Lead or Sole-Managed Average Deal Size

(millions of dollars)

1. For 9 mo., 3 & 5 year periods ending 9/30/04; source: Dealogic; see page 11. 2. Nine months ending 9/30/04; source: Dealogic; see page 10.

3. Full year 2003: source: Dealogic.

Investor Presentation November 2004 Page 5

$393.0

Corporate Finance Underwriting

$171.3

CAGR 54.2%$261.4

$144.1

$135.2

$58.6$221.7 $76.4

$52.5 $45.1$28.5$117.3 $22.5$31.4$76.6 $47.9 $22.6$21.1

199920002001200220032004-E 1

FRIEDMAN BILLINGS RAMSEY®

Capital Markets

Revenue Growth $ 425 400 375 350 325 300 275 250 225 200 175 150 125 100 75 50 25 0 $ 120 $112.5

Principal 110 Agency $20.9 100

90CAGR 24.9%

80$74.2

70 $63.2 $24.0 60 $53.4$53.4

50$27.5 $91.6 $37.1$26.3 40 $32.3

30 $22.1$50.2 20 $35.7 $27.1

10$21.1 $15.0

0

199920002001200220032004-E 1

Investment Banking Revenue

(millions of dollars)

Sales & Trading Revenue

(millions of dollars)

Investor Presentation1. Annualized estimate as of 9/30/04.

November 2004 Page 6

FRIEDMAN BILLINGS RAMSEY®

Capital Markets
Research and Institutional Brokerage

- 187 institutional brokers, traders & sales traders; 47 senior analysts
- Understanding of investment philosophy leads to powerful distribution platform
- 38% CAGR volume growth from 1999 through 9/30/2004
- Currently provide research on 43% of S&P 500 by market capitalization
- Over 535 companies and 155 fixed-income securities under research coverage [1]
- Make markets in more than 550 securities


Technology, Media & Telecommunications 22%
118
Consumer 4%
21
Diversified Industrials 9%
50
Energy 16%
84
Financial Institutions 24%
135
Healthcare 6%
30
Insurance 6%
30
Real Estate 13%
70
INDUSTRY COMPOSITION

Research Coverage: All Companies
(number of companies as of October 15, 2004)


OTC
Listed
CAGR 37.7%
643
503
140
1999
643
452
191
2000
900
549
351
2001
1,251
697
554
2002
1,839
831
1,008
2003
3,179
1,564
1,615
2004-E [2]

Customer Trading Volumes
(millions of dollars)

1. As of 9/30/04. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.
2. Annualized estimate as of 9/30/04.

Investor Presentation
November 2004
Page 7

Unique origination & distribution franchise

FBR evaluates all underwritings and provides financial advice based on a disciplined investment approach We concentrate on specific industries where FBR has developed in-depth expertise and relationships These industries comprised 80% of the equity raised and traded in the U.S. in 2003 $393.0 We continue to see new business opportunities

FRIEDMAN BILLINGS RAMSEY®

Capital Markets

Investment Banking

Technology, Media Real Estate

& Telecommunications$261.4 19% 16%

15

13

EnergyConsumer 13%(1) 1%

10

TRANSACTIONS5$135.2

Diversified Industrials Insurance (1)BY INDUSTRY

6% 1% $76.4 $52.5 $45.1

34

Financial Institutions 44%

Investment Banking Transactions Completed1999 2000 2001 2002 2003 2004-E 1

(January 1 through September 30, 2004 % to total)Investment Banking Revenue 2 (millions of dollars; excludes investment gains)

Investor Presentation1. Annualized estimate as of 9/30/04.

November 20042. Adjusted for elimination of all revenue from and fees paid to FBR Asset (including trading gains).

Top 10 book running equity underwriter by dollar volume 1 #3 IPO underwriter for 2003 1 #1 in aftermarket performance of IPOs and secondaries 2

#1 lead managing underwriter of issuers valued $1 billion and under 3

FRIEDMAN BILLINGS RAMSEY®

Capital Markets

Investment Banking

We identify and structure innovative opportunities for our issuer and investor clients

144A equity placements Private block trades Public/private recapitalizations M&A

Other more traditional capital events

Premier track record

Investor Presentation1. Full year 2003 and nine months ending 9/30/04; source: Dealogic; see page 10.

2.For 9 mo., 2 & 5 year periods ending 9/30/04; source: Dealogic; see page 11.

November 2004

3.Nine months ending 9/30/04; source: Dealogic; see page 10.

FRIEDMAN BILLINGS RAMSEY®

FBR

Investment Banking Rankings
First Nine Months 2004 Underwriting

Issuer Mkt Cap $1B & under — All Industries
1/1/2004 – 9/30/2004 All Common Stock
(IPO, Secondary, Private)

Book-Running Manager	# of Deals	Total Amt Raised
Friedman Billings Ramsey	**29**	**$ 4,691.2**
Goldman, Sachs & Co	25	3,905.4
JP Morgan Securities Inc	35	3,729.9
Morgan Stanley	23	3,395.1
UBS Securities Inc	35	2,570.1
Citigroup Global Markets Inc	15	2,423.5
Lehman Brothers	30	2,298.1
Merrill Lynch & Co	22	2,022.3
Credit Suisse First Boston	24	1,914.3
Deutsche Bank Securities	18	1,173.1
Banc of America Securities	20	980.5
Bear, Stearns & Co	13	957.3
SG Cowen Securities Corp	23	768.3
Ryan, Beck & Co	5	749.6
Wachovia Capital Markets LLC	11	649.7
Raymond James	6	640.3
CIBC World Markets	12	544.4
Piper Jaffray & Co	8	413.8
Needham & Co Inc	9	373.6
Thomas Weisel Partners LLC	8	306.2

All Market Caps — All Industries
1/1/2004 – 9/30/2004
IPOs and Secondaries

Book-Running Manager	# of Deals	Total Amt Raised
Morgan Stanley	60	$ 15,449.8
Goldman, Sachs & Co	52	12,832.0
JP Morgan Securities Inc	55	8,888.3
Citigroup Global Markets Inc	43	7,960.3
Credit Suisse First Boston	46	7,329.0
Merrill Lynch & Co	49	6,796.1
Lehman Brothers	44	5,004.5
UBS Securities Inc	46	4,968.3
Friedman Billings Ramsey	**26**	**3,220.9**
Banc of America Securities	29	2,636.9
Bear, Stearns & Co	18	2,386.8
Deutsche Bank Securities	26	2,345.8
Wachovia Capital Markets LLC	18	1,635.4
Ryan, Beck & Co	3	732.5
SG Cowen Securities Corp	21	723.1
Raymond James	6	713.2
CIBC World Markets	12	689.8
AG Edwards & Sons Inc	13	565.3
RBC Capital Markets	9	528.1
Piper Jaffray & Co	7	392.2

All Market Caps — All Industries
1/1/2004 – 9/30/2004
IPOs Only

Book-Running Manager	# of Deals	Total Amt Raised
Morgan Stanley	16	$ 6,223.3
Goldman, Sachs & Co	17	3,968.5
Credit Suisse First Boston	14	2,910.8
JP Morgan Securities Inc	17	2,881.2
Merrill Lynch & Co	17	2,482.8
Friedman Billings Ramsey	**12**	**1,908.7**
Citigroup Global Markets Inc	7	1,658.1
UBS Securities Inc	10	1,334.5
Lehman Brothers	12	1,288.1
Ryan, Beck & Co	2	725.3
Raymond James	1	465.8
Banc of America Securities	9	402.8
Deutsche Bank Securities	6	399.9
Bear, Stearns & Co Inc	3	319.1
Wachovia Capital Markets LLC	3	317.7
Piper Jaffray & Co	4	258.6
SG Cowen Securities Corp	6	227.5
Ferris Baker Watts Inc	3	206.3
Thomas Weisel Partners LLC	4	142.1
William Blair & Co	3	130.3

Source: Dealogic

Note: Apportioned credit to all book-running managers; U.S. Issuers; excludes closed-end funds.

Investor Presentation
November 2004
Page 10

FBR
FRIEDMAN BILLINGS RAMSEY®

Investment Banking Rankings
Aftermarket Performance [1]

5 Years
10/1/1999 – 9/30/2004
Non-Weighted Aftermarket Performance [2]

Book-Running Manager	# of Deals	% Change from Offer
Friedman Billings Ramsey	88	42.4
Bear, Stearns & Co	113	38.5
Merrill Lynch & Co	328	9.9
UBS Securities Inc	187	4.7
Lehman Brothers	217	3.1
Citigroup Global Markets Inc	261	0.4
Morgan Stanley	309	0.2
JP Morgan Securities Inc	214	-1.7
Credit Suisse First Boston	433	-3.4
Goldman, Sachs & Co	325	-3.9
Deutsche Bank Securities	124	-5.6
CIBC World Markets	84	-6.1
Banc of America Securities	218	-18.7

3 Years
10/1/2003 – 9/30/2004
Non-Weighted Aftermarket Performance [3]

Book-Running Manager	# of Deals	% Change from Offer
Friedman Billings Ramsey	72	37.7
Bear, Stearns & Co	73	36.8
Credit Suisse First Boston	191	25.4
Morgan Stanley	169	24.7
Goldman, Sachs & Co	160	23.8
Merrill Lynch & Co	182	22.5
Banc of America Securities	93	19.7
Lehman Brothers	123	19.1
JP Morgan Securities Inc	135	18.5
Deutsche Bank Securities	69	17.4
Citigroup Global Markets Inc	172	16.4
SG Cowen Securities Corp	48	12.8
UBS Securities Inc	136	12.1

First Nine Months 2004
1/1/2004 – 9/30/2004
Non-Weighted Aftermarket Performance [4]

Book-Running Manager	# of Deals	%Change from Offer
Friedman Billings Ramsey	24	11.9
Morgan Stanley	59	9.1
Goldman, Sachs & Co	54	8.2
JP Morgan Securities Inc	54	7.8
Banc of America Securities	30	7.0
Lehman Brothers	44	6.3
Citigroup Global Markets Inc	52	5.3
Merrill Lynch & Co	53	4.9
Wachovia Capital Markets LLC	17	4.0
UBS Securities Inc	43	-0.2
Deutsche Bank Securities	24	-0.7
Credit Suisse First Boston	46	-1.1
Bear, Stearns & Co	19	-2.3
SG Cowen Securities Corp	20	-10.5

Source: Dealogic

[1] IPOs and secondaries only, excludes closed end funds; Market prices through 9/30/04
[2] More than 75 deals
[3] More than 45 deals
[4] More than 15 deals

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

Investor Presentation
November 2004
Page 11

FBR
F R I E D M A N B I L L I N G S R A M S E Y®

Asset Management

- Broad spectrum of products — mutual funds/ alternative asset investments
- Alternative asset investment vehicles, including 2 hedge funds with greater than 10 year records
- Private Client Group provides customized wealth management solutions to individuals, families and foundations controlling significant assets
- Multiple mutual fund offerings [1]
  - FBR American Gas Index Fund
  - FBR Small Cap Financial Fund
  - FBR Large Cap Financial Fund
  - FBR Small Cap Fund
  - FBR Small Cap Technology Fund
  - FBR Large Cap Technology Fund

Investors are asked to consider the investment objectives, risks, and charges and expenses of the FBR Funds carefully before investing. The prospectus contains this and other important information about the FBR Funds. For a copy of a free prospectus, please call 888.200.4710 or visit us at www.fbr.com/funds/. Please read it carefully before you invest or send money. The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.


Diversified Industrials
$775
Fixed Income / Money Market Mutual Funds
$359
INDUSTRY MIX
Technology $8
$211
Energy
$598
Financial

FBR Mutual Funds
(millions of dollars; as of September 30, 2004)


$589
$635
$1,314
$1,534
$2,061
$2,650
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
09/30/04

Net Assets Under Management [2]
(millions of dollars)

1. See page 23 for more complete description.
2. Net assets under management represents total gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities. Excludes FBR Asset.

Investor Presentation
November 2004
Page 12

$10.9 billion portfolio as of September 30, 2004 Portfolio securities are all adjustable rate, guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae at September 30, 2004 Low duration of 1 to 2 — limits price risk Leverage guideline — 6x to 11x debt to equity, 9.5x long-term target Allocation of FBR equity capital: 50%–90% (long-term average target 60%–65%) Georgetown Funding, FBR’s proprietary $12 billion A1+/P1 commercial paper funding source Consistent high prepayments allow for continuous reinvestment Long-term average target ROE of > 20%

FRIEDMAN BILLINGS RAMSEY®

Principal Investing

Mortgage-Backed Securities

Investor Presentation November 2004 Page 13

GNMA 5.1%

FRIEDMAN BILLINGS RAMSEY®

Principal Investing

Mortgage-Backed Securities as of September 30, 2004

(Dollars in millions)

Current Book Market Average Book Cost WTD Avg. Average Effective Duration

Face Value Value Coupon Yield Premium CPR Life Duration

$10,747 $10,940 $10,863 3.90% 3.01% 101.79 30.77 1.7yrs 1.25yrs

Investor Presentation Note: Excludes principal receivables.

November 2004 Page 14

FHLMC 23.3%

FNMA 71.6%

MBS Portfolio By Agency

4/1 ARM 11.5%

3/1 ARM 16.1%

5/1 ARM

3.3%

2/1 ARM 45.8%

1/1 ARM 23.3%

MBS Portfolio By Security

All investment decisions driven by fundamental valuation approach Proprietary deal flow through FBR & Co., Inc.

Independent due diligence and investment committee process Deep industry knowledge allows for expedited execution and innovative structures enhance potential for premium returns Investment banking experience improves accuracy of our predicted liquidity outcomes Portfolio of 16 investments funded with FBR Group equity Allocation of 10%–30% of FBR’s equity IRR of 28% from inception to September 30, 2004

FRIEDMAN BILLINGS RAMSEY®

Principal Investing

Merchant Banking

Investor Presentation November 2004 Page 15

FBR
F R I E D M A N B I L L I N G S R A M S E Y®

Principal Investing
Access to Capital Drives Revenue

FBR Merchant Banking has invested in 23 companies out of 124 lead managed and 188 total transactions completed by FBR since January of 2001

	Period of Investment	Investment Amount		Total Banking Fees Earned
Fieldstone Mortgage Company	Nov-03	$ 50,000,000		$ 46,078,984
AmeriCredit Corp.	Sep-02	40,329,295		26,462,476
American Financial Realty Trust	Sep-02	40,000,001	1	43,883,007
New Century	Sep-04	35,050,015		14,225,154
Provident	Aug-04	25,000,004		26,919,910
Quanta Capital Holdings	Aug-03	25,000,000		35,090,698
KKR Financial Corp.	Aug-04	23,250,000		33,041,790
Southwest Royalties	Apr-02	18,333,333	2	1,714,662
Medical Properties Trust	Mar-04	15,000,000		17,270,432
Oxford Finance Corp.	Mar-02	14,650,000	3	2,889,359
MCG Capital	Nov-01	9,934,375		13,776,396
Saxon Capital, Inc.	Jul-01	9,300,000		15,058,315
Annaly	Jan-01	7,144,000		8,274,551
Accredited Home Lenders	Feb-03	6,789,586		4,163,044
Equity Inns	Jul-03	5,750,000		1,191,423
Franklin Bank Corporation	Oct-02	5,580,000		4,369,198
JER Investors Trust	Jun-04	5,264,033		11,124,647
CMET Finance Holdings	Dec-03	4,650,000		7,351,588
Anworth	Dec-01	3,890,650		11,568,421
Government Properties Trust	Oct-03	3,050,000	4	11,004,095
Specialty Underwriters' Alliance	Dec-03	2,000,000	5	8,445,500
Atlas Pipeline	Sep-03	-	6	375,000
Quaker Coal	Nov-02	-	7	113,789
		$ 349,965,292		$ 344,392,439

[1] Includes $5 million note which has been repaid and $35,000,001 equity investment.
[2] Represents a loan commitment of up to $25,000,000, of which $18,333,333 was funded and has been repaid.
[3] Includes $10 million note which has been repaid and $4,650,000 equity investment.
[4] Includes $950,000 note which has been repaid and $2,100,000 equity investment.
[5] Represents a loan of $2,000,000.
[6] Represents a loan commitment of up to $25,000,000. None of this commitment has been funded to date.
[7] Break-up fee.

Investor Presentation
November 2004
Page 16

Energy Real Estate Healthcare Other finance

FRIEDMAN BILLINGS RAMSEY®

Principal Investing

Opportunities

Broadened investment in mortgages

Diversify risk (interest vs. credit)

Diversify products (jumbo, non-prime, etc.)

Diversify instruments (whole loans, ABS, CMOs)

Expand into value change (originate, aggregate, securitize, service, etc.)

Take further advantage of deal flow by:

Acquiring majority stakes

Originators

Outsourcers (servicers, etc.)

Non Mortgage Companies

Investor Presentation November 2004 Page 17

F R I E D M A N B I L L I N G S R A M S E Y®

Conclusion
Selected Comparables

Broker / Dealer	Fiscal Year End	LTM Period End	Equity Capital ($000)	LTM Net Income ($000)	LTM Net Income per Employee ($000)	LTM Net Revenue ($000)	LTM Net Rev. per Employee ($000)	Compensation / Net Revenue	Total Assets / Tangible Equity	ROE	Price / Tangible Book [1]	Price / LTM Diluted EPS [1]
A.G. Edwards	2/28	8/31/2004	1,720,332	181,013	12	2,593,693	168	65.3%	2.33 x	10.7%	1.74 x	17.31 x
Bear Stearns	11/30	8/31/2004	8,067,519	1,280,454	120	6,515,503	608	49.1%	31.57 x	17.1%	1.31 x	10.30 x
Goldman Sachs	11/30	8/31/2004	23,514,000	4,330,000	213	20,375,000	1,001	46.5%	26.13 x	19.7%	2.70 x	12.30 x
Jefferies Group	12/31	9/30/2004	968,150	126,566	72	1,045,864	598	56.0%	16.35 x	15.0%	2.70 x	20.28 x
Lehman Brothers	11/30	8/31/2004	14,421,000	2,265,000	117	10,991,000	570	49.4%	31.67 x	18.3%	2.09 x	10.91 x
Merrill Lynch	12/31	9/30/2004	30,121,000	4,461,000	89	21,074,000	422	47.3%	24.11 x	15.9%	2.09 x	12.83 x
Morgan Stanley	11/30	8/31/2004	27,420,000	4,300,000	81	24,062,000	456	40.6%	29.53 x	16.8%	2.24 x	13.14 x
Raymond James [2]	9/30	9/30/2004	1,065,000	127,575	25	1,781,259	349	71.5%	7.68 x	12.8%	2.14 x	16.91 x
Stifel Financial	12/31	9/30/2004	123,154	22,829	20	244,158	211	63.9%	3.20 x	21.1%	1.87 x	11.82 x
SWS Group [3]	6/30	9/30/2004	252,490	20,458	22	262,716	283	53.3%	20.84 x	8.1%	1.43 x	16.93 x
Average Broker / Dealer					**77**		**467**	**54.3%**	**19.34 x**	**15.6%**	**2.03 x**	**14.27 x**
Friedman Billings Ramsey	**12/31**	**9/30/2004**	**1,543,361**	**342,925**	**515**	**863,745**	**1,297**	**37.0%**	**8.65 x**	**26.3%**	**2.16 x**	**8.94 x**

[1] Market data as of 11/23/04

[2] Press release dated October 20, 2004 does not provide balance sheet information other than book equity. All other balance sheet information is as of June 25, 2004.

[3] Most recent reporting did not include employee data. Head counts are from the most recent prior period.

Source: SNL, FactSet

Investor Presentation
November 2004
Page 18

#1 lead managing underwriter for after-market performance 1

#1 lead managing underwriter for companies valued $1 billion and under 2 #3 lead managing underwriter for 2003 IPOs 3 Top ten underwriter — $7.2 billion lead/sole managed this year 2

FRIEDMAN BILLINGS RAMSEY®

Conclusion

Summary

Top 10 investment banking firm $3.1 billion market cap

Strong, highly-liquid balance sheet: equity $1.5 billion; assets $12.3 billion One of the most efficient cost structures in the industry Record first nine months performance

Record total revenue ($754 million) and earnings ($263 million) Net income profit margin of 40.9% Latest Twelve Months ROE of 26.3%

Leading investment banking platform

Stable, diversified and growing earnings stream supports dividend growth History of significant growth; Significant future growth opportunities

1. For 9 mo., 3 & 5 year periods ending 9/30/04; source: Dealogic; see page 11.

2. Nine months ending 9/30/04; source: Dealogic; see page 10.

3. Full year 2003; source: Dealogic.

Investor Presentation November 2004 Page 19

APPENDIX

FRIEDMAN BILLINGS RAMSEY®

CAPITAL FOR YOUR CONQUEST

2004 November

Book Basis Carrying Value as of

Merchant Banking Investments Shares

(000s) 9/30/04 (000s)

Accredited Home Lenders Holding Co. 1 510,697 $4,080 $19,672

American Financial Realty Trust 525,000 7,639 7,408

CMET Finance Holdings 1, 2 50,000 4,650 4,650

Fieldstone Mortgage 1, 2 3,588,329 49,734 49,734

Franklin Bank Corp. 350,000 3,500 5,968

Government Properties Trust 1 210,000 2,100 1,995

JER Investors Trust 1, 2 377,350 5,264 5,264

KKR 1, 2 2,500,000 23,250 23,250

Medical Properties Trust 1, 2 1,795,571 16,180 16,180

New Century Financial Corporation 1,2 636,885 35,050 38,353

New York Mortgage Trust 200,000 1,760 1,870

Provident Senior Living Trust 1, 2 1,792,115 25,000 25,000

Quanta Capital Holdings 2,688,172 25,000 21,909

Saxon Capital, Inc. 1,840,000 33,342 39,560

Private debt investment — 5,000 5,000

Other — 3,744 2,921

Total Merchant Banking Investments $245,293 $ 268,734

73,208

Other Long-term Investments

$341,942

Total Long-term Investments

FRIEDMAN BILLINGS RAMSEY®

Merchant Banking Portfolio

as of September 30, 2004

Investor Presentation November 2004 Page 21

1. As of September 30, 2004, FBR was restricted from selling its shares based on the terms of its purchase.

2. As of September 30, 2004, these shares were not registered for public trading.

FRIEDMAN BILLINGS RAMSEY®

Spread Between 1 Month LIBOR and 1 Year CMT Plus 225 Basis Points

Spread Between CMT+225 bps and One Month LIBOR (%)

3.50 3.00 2.50 2.00 1.50 1.00 0.50 0.00

Nov- 84

May- 85

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Nov- 04

12.00 11.00 10.00 9.00 8.00 7.00 6.00 5.00 4.00 3.00 2.00 1.00 0.00

Effective Fed Funds Rate (%)

Spread Between CMT+225 bps and 1 Mo. LIBOR Average Spread of 219 bps (Standard Deviation of 44 bps) Effective Fed Funds Rate

Notes:

CMT is the 1 Year Constant Maturity Treasury. For purposes of estimating spread, this chart assumes a margin of 225 bps

Investor Presentation November 2004 Page 22

Source: Bloomberg, Federal Reserve

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR

Friedman Billings Ramsey Group, Inc.

Metropolitan Washington, D.C. Headquarters

1001 Nineteenth Street North • Arlington, Virginia 22209

Tel: 703.312.9500 • Fax: 703.312.9501

www.fbr.com

Bethesda
4922 Fairmont Avenue
Bethesda, Maryland 20814
301.657.1500

Boston
101 Federal Street
Suite 2100
Boston, Massachusetts 02110
617.757.2900

Chicago
200 South Wacker Drive
31st Floor
Chicago, Illinois 6060
312.674.4635

Cleveland
3201 Enterprise Parkway
Suite 320
Cleveland, Ohio 44122
216.593.7000

Dallas
2100 McKinney Avenue
Suite 1940
Dallas, Texas 75201
469.341.1200

Denver
1200 17th Street
Suite 550
Denver, Colorado 80202
720.946.6000

Houston
600 Travis Street
Suite 6070
Houston, Texas 77002
713.343.1000

Irvine (Los Angeles)
18101 Von Karman Avenue
Suite 1000
Irvine, California 92612
949.477.3100

New York
299 Park Avenue
New York, New York 10171
212.457.3300

Phoenix
Camelback Esplanade V
Suite 180
Phoenix, Arizona 85016
602.794.3700

Portland
208 SW First Avenue
Suite 300
Portland, Oregon 97204
503.221.0200

San Francisco
4 Embarcadero Center
Suite1950
San Francisco, California 94111
415.248.2900

Seattle
111 Third Avenue
Suite 2400
Seattle, Washington 98101
206.382.9191

London, UK
9-11 Grosvenor Gardens
London SW1W OBD
011.44.20.7663.9100

Vienna, Austria
Millenium Tower, 23rd floor
Handelskai 94-96
A-1201 Vienna
011.43.12.402.7250

NOTE: Not all services are available from all offices.